UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON BDC, INC.
KAYNE DL 2021, INC.

(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Kayne Anderson BDC, Inc.
Kayne DL 2021, Inc.

April 29, 2022

Dear Fellow Stockholder:

You are cordially invited to attend the virtual combined 2022 Annual Meeting (“Annual Meeting or the “Meeting”) of Stockholders of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc. (each a “Company” and collectively, the “Companies”) to be held on June 16, 2022, at 1:00 p.m. Central Time. In light of public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the meeting in person.

For each Company, you will be asked to (i) elect directors of the Company and (ii) ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the meeting, and (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of each Company recommends that you vote to approve them.

The close of business on April 18, 2022, has been fixed as the record date (“Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The Companies have elected to provide access to their proxy materials to certain of their stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about May 6, 2022, each Company intends to mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), and how to submit proxies over the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement, proxy card and Annual Report. Each Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

If you are a stockholder of record of either Company (shares are held in your name as reflected in either Company’s records), it is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. If you are a stockholder of record of either Company, and wish to attend and vote at the Annual Meeting, please send an email including your full name and address to AST at attendameeting@astfinancial.com with “Kayne Anderson virtual meeting” in the subject line. AST will then email you the virtual meeting access information and instructions for voting during the Annual Meeting.

The Annual Meeting will begin promptly at 1:00 p.m. Central Time. Stockholders are encouraged to access the meeting prior to the meeting start time.

Sincerely,

James C. Baker, Jr. Chief Executive Officer of the Companies

KAYNE ANDERSON BDC, INC. (“KABDC”)
KAYNE DL 2021, INC. (“KDL”)

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.     WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.     This proxy contains the following proposals for each Company:

•        Proposal One — to elect one director for KDL and two directors for KABDC, to serve until each Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•        Proposal Two — to ratify the selection of PricewaterhouseCoopers LLP as each Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q.     HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.     The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.     HOW CAN I VOTE?

A.     Voting is quick and easy. You may vote your shares via the internet or by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot). You may also vote during the meeting if you are able to attend the virtual meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

KAYNE ANDERSON BDC, INC. (“KABDC”)
KAYNE DL 2021, INC. (“KDL”)

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson BDC, Inc.
Kayne DL 2021, Inc.

NOTICE IS HEREBY GIVEN that the combined virtual 2022 Annual Meeting of Stockholders of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc., each a Delaware corporation (each a “Company” and collectively, the “Companies”), will be held on June 16, 2022, at 1:00 p.m. Central Time for the following purposes:

1.      For both Companies: To elect directors of the Company to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified; and

2.      For both Companies: To ratify the selection of PricewaterhouseCoopers LLP as each Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.      For both Companies: To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Stockholders of record as of the close of business on April 18, 2022, are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting thereof).

Important notice regarding the availability of proxy materials for the Annual Meeting:    Each Company’s proxy statement, the proxy card, and each Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) are available at www.kaynebdc.com/proxyinformation.

Your vote is important regardless of the number of shares that you own. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Companies by following the instructions on the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors of the Companies,

Michael J. O’Neil Secretary

April 29, 2022
Houston, Texas

i

KAYNE ANDERSON BDC, INC.
Kayne dl 2021, Inc.
811 Main Street, 14th Floor
Houston, TX 77002
1-877-657-3863

combined Proxy Statement

2022 ANNUAL MEETING OF STOCKHOLDERS

APRIL 29, 2022

This combined proxy statement is being sent to you by the Boards of Directors of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc. each a Delaware corporation (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the combined virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 16, 2022, at 1:00 p.m. Central Time. In light of public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the meeting in person.

Stockholders of record of each Company at the close of business on April 18, 2022 (the “Record Date”), are entitled to vote at the Annual Meeting. As a stockholder of the Company, you are entitled to one vote for each share of Common Stock of the Company you hold on each matter on which holders of such shares are entitled to vote.

Important notice regarding the availability of proxy materials for the 2022 Annual Meeting of Stockholders to be held on June 16, 2022: This joint proxy statement and each Company’s annual report are available at www.kaynebdc.com/proxyinformation or on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov. To request a hard copy of these reports be mailed to you, free of charge, please contact each Company at 1-877-657-3863 or email kaynebdc@kaynecapital.com.

KABDC is managed by KA Credit Advisors, LLC (the “KABDC Advisor”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). KDL is managed by KA Credit Advisors II, LLC, also an affiliate of KACALP (the “KDL Advisor”, and, collectively with the KABDC Advisor, the “Advisors”). The Advisors are registered as investment advisers under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading alternative investment adviser focused on real estate, credit, infrastructure/energy, renewables and growth equity. Kayne Anderson’s investment philosophy is to pursue niches, with an emphasis on cash flow, where its knowledge and sourcing advantages enable it to deliver above average, risk-adjusted investment returns. As responsible stewards of capital, Kayne Anderson’s investment philosophy extends to promoting responsible investment practices and sustainable business practices to create long-term value for its investors. Kayne Anderson manages over $30 billion in assets (as of December 31, 2021) for institutional investors, family offices, high net worth, and retail clients and employs over 325 professionals located across five offices across the U.S. Kayne Anderson may be contacted at the address listed above.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for the Companies being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals for each Company

1.      To elect the following individual as director for term of three years and until his/her successors are duly elected and qualified:

•        KABDC:    Terrence J. Quinn

George E. Marucci, Jr.

•        KDL:          George E. Marucci, Jr.

2.      To ratify the selection of PricewaterhouseCoopers LLP as each Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Companies have made this Proxy Statement, the Notice of Annual Meeting of Stockholders, and their Annual Reports available to stockholders on the internet. Stockholders may (i) access and review the Companies’ joint proxy materials and (ii) authorize their proxies, as described in “Answers to Some Important Questions”, via the internet at vote.proxyonline.com.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.kaynebdc.com/proxyinformation.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Companies furnish proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Companies encourage their stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

Proposal One
Election of Directors

KABDC’s Board of Directors (the “KABDC Board”) unanimously nominated Terrence J. Quinn and George E. Marucci, Jr. for election as directors at the Annual Meeting. KDL’s Board of Directors (the “KDL Board” and, collectively with the KABDC Board, the “Boards”) unanimously nominated George E. Marucci, Jr. for election as director at the Annual Meeting. Each director is nominated to serve for a term of three years (until the 2025 Annual Meeting of Stockholders) and until successors have been duly elected and qualified.

Each of the nominees has consented to be named in this proxy statement and has agreed to serve if elected. The Companies have no reason to believe that the nominees will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of the nominees. If the nominees are unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by Boards.

In accordance with each Company’s charter, each Board is divided into three classes of approximately equal size. Currently, each Company has the following directors:

Kayne Anderson BDC, Inc.

Class	Term*	Directors
I	Until 2024	Mariel A. Joliet
II	Until 2022	George E. Marucci, Jr.
Terrence J. Quinn
III	Until 2023	Albert (Al) Rabil III
Susan C. Schnabel

Kayne DL 2021, Inc.

Class	Term*	Directors
I	Until 2024	Mariel A. Joliet
II	Until 2022	George E. Marucci, Jr.
III	Until 2023	Albert (Al) Rabil III
Susan C. Schnabel

____________

*        Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of either Company, of Kayne Anderson or of either Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act. None of the Independent Directors, nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Each of Albert (Al) Rabil III and Terrence J. Quinn is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

For information regarding each Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis”.

The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with the Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for each nominee and other directors is 811 Main Street, 14th Floor, Houston, TX 77002.

INFORMATION REGARDING DIRECTORS

KAYNE ANDERSON bDC, INC.

Kayne DL 2021, Inc.

Independent Directors

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director During Past Five Years
Mariel A. Joliet (born 1966)

Director. Appointed 2020 (for KABDC) and 2021 (for KDL). To serve until the 2024 Annual Meeting of Stockholders. Chairperson of the Board. Member of the Nominating and Corporate Governance Committee (Chairperson). Member of Audit Committee.

		Senior vice president and treasurer of Hilton Hotels Corporation from 1998 to 2008.	Current: • ASGN, Incorporated (NYSE: ASGN) Prior: • Vision Center at Children’s Hospital Los Angeles • Know the Glow Foundation
George E. Marucci, Jr. (born 1952)

Director. Appointed 2020 (for KABDC) and 2021 (for KDL). To serve until the 2022 Annual Meeting of Stockholders. Member of Audit Committee (Lead Valuation Director) and Nominating and Corporate Governance Committee

Marketing consultant for BMW North America. Chair of leading automotive family office in Baltimore, MD. Golf commentator for NBC Sports. Previously, co-owner, president and acting chief financial officer for Pennmark Automotive Enterprises and co-owner and president of Pennmark Real Estate Investment Group. Prior to this, investment advisor and stockbroker for White Weld and Co. and Merrill Lynch.

None
Susan C. Schnabel (born 1961)	Director. Appointed 2020 (for KABDC) 2021 (for KDL). To serve until the 2023 Annual Meeting of Stockholders. Member of Audit Committee (Chairperson) and Nominating and Corporate Governance Committee.	Co-founder and managing partner of aPriori Capital Partners. Managing director in the asset management division of Credit Suisse from 1998 to 2014. Prior to that, co-head of DLJ Merchant Banking.

Current:

•   Board of Trustees of Cornell University

•   California Institute of Technology — Investment Committee

•   US Olympic and Paralympic Foundation

•   Altice USA, Inc.

•   Laramie Energy II

•   Summit Gas Resources, Inc.

•   ViewRay, Inc. (NASDAQ: VRAY)

Prior:

•   Los Angeles Music Center Foundation — Investment Committee

•   Versum Materials, Inc. (NYSE: VSM)

Interested DirectorS

Name(1) (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director During Past Five Years
Albert (Al) Rabil III	Director. Appointed 2021 for the Companies. To serve until the 2023 Annual Meeting of Stockholders.	Chief Executive Officer of KACALP since 2021 and Kayne Anderson Real Estate since 2007.	Current: • KACALP (privately held investment management firm) • The Headstrong Project
Terrence J. Quinn (born 1951)	Director. Appointed 2020 (for KABDC). To serve until the 2022 Annual Meeting of Stockholders.	Vice Chairman of Kayne Anderson and of each Company.	Current: • KACALP Prior: • KYN • Kayne Anderson Energy Total Return Fund, Inc.

____________

(1)      Mr. Rabil and Mr. Quinn are “interested persons” of the Company as defined in the 1940 Act by virtue of their employment relationship with Kayne Anderson.

Director Compensation

For each Company, directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Companies. For the Companies, for the fiscal year ended December 31, 2021:

•        Each Independent Director of the Companies’ Boards receives an annual retainer of $120,000 for his or her service. The Independent Directors, voting separately, have authority to set their compensation.

•        The chairperson of the Companies’ Board receives an annual retainer of $20,000.

•        The chairperson of the Companies’ Audit Committee receives an annual retainer of $10,000.

•        The lead valuation director of the Companies’ Audit Committee receives an annual retainer of $10,000.

•        For each Company, each Independent Director receives $2,500 per special board meeting attended, whether in-person or telephonic.

•        For each Company, each Independent Director receives $1,000 per committee meeting attended, whether in-person or telephonic, provided if the duration of the committee meeting is more than fifteen minutes in length.

•        For each Company, the Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The annual retainers noted above were allocated to KABDC and KDL at 75% and 25%, respectively, for the year ended December 31, 2021.

The following table sets forth the compensation paid by each Company for service during the fiscal year ended December 31, 2021, to the Independent Directors. Neither Company has a retirement or pension plan or any compensation plans under which the Company’s equity securities are authorized for issuance.

DIRECTOR COMPENSATION TABLE

	KABDC Compensation	KDL Compensation	Total Compensation(1)
Independent Directors
Mariel A. Joliet	$117,000	$29,750	$146,750
George E. Marucci, Jr.	$109,500	$27,875	$137,375
Susan C. Schnabel	$109,500	$27,875	$137,375
Interested Directors(2)(3)
Albert (Al) Rabil III(4)	None	None	None
Terrence J. Quinn	None	None	None

____________

(1)      KABDC started to pay independent directors beginning with the quarter ended December 31, 2020. KDL started to pay independent directors beginning with the quarter ended June 30, 2021. In each instance, such compensation consisted of the annual retainers for each member and the annual retainers for the board chairperson, audit committee chair and lead valuation director of the audit committee, which were allocated at a rate of 75% for KABDC and 25% for KDL.

(2)      Jarvis V. Hollingsworth resigned from Kayne Anderson in July 2021. He served as Secretary of KABDC prior to his resignation. He served as an Interested Director on KDL but not on KABDC.

(3)      Michael J. Levitt resigned from Kayne Anderson in June 2021. He served as Chief Executive Officer of KACALP and of the Companies, and he served as an Interested Director of the Companies.

(4)      Mr. Rabil is Chief Executive Officer of KACALP and Kayne Anderson Real Estate. Mr. Rabil was elected as a member of the Board of the Companies in November 2021.

Committees of the Board of Directors

Each Company’s Board of Directors currently has two standing committees: The Audit Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”). The table below shows the directors currently serving on the committees of the Company:

	Audit Committee	Nominating Committee
Independent Directors
Mariel A. Joliet(1)	X	X
George E. Marucci, Jr.(2)	X	X
Susan C. Schnabel(3)	X	X

Interested Directors
Albert (Al) Rabil III	—	—
Terrence J. Quinn	—	—

____________

(1)      Chairperson of the Nominating Committee.

(2)      Lead valuation director of the Audit Committee.

(3)      Chairperson of the Audit Committee. Designated as an “audit committee financial expert” by the Board.

•        Audit Committee.    Each Company’s Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by each Company’s Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each Company’s Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Companies’ Audit Committee Charters are available on the Companies’ website (www.kaynebdc.com). Each Company’s Audit Committee, among other functions, approves and recommends to their Board the election, retention or termination of their Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates the auditors’ performance; reviews the results of each Company’s audit; determines whether to recommend to the Board that their Company’s audited financial statements be included in their Company’s Annual Report; monitors the accounting and reporting policies and procedures of their Company and their Company’s compliance with regulatory requirements; and responds to other matters as outlined in their Audit Committee Charter. The Audit Committees are responsible for the oversight of their Company’s valuation procedures and the valuation of their Company’s securities in accordance with such procedures. Each Audit Committee member is not considered “interested persons” of their Company, as that term is defined in Section 2(a)(19) of the 1940 Act, and meet the independence requirements of Rule 10A(m)(3) of the Exchange Act. During the fiscal year ended December 31, 2021, the Audit Committee met eight times for KABDC and two times for KDL.

•        Nominating Committee.    Each Company’s Nominating Committee is responsible for appointing and nominating Independent Directors to their Company’s Board. Each Nominating Committee member is not considered “interested persons” of their Company, as that term is defined in Section 2(a)(19) of the 1940 Act, and meet the independence requirements of Rule 10A(m)(3) of the Exchange Act. Each Company’s Nominating Committee operates under a written charter adopted and approved by their Board (the “Nominating and Corporate Governance Committee Charter”), a copy of which is available on the Companies’ website (www.kaynebdc.com). In determining whether to recommend a director nominee, the Nominating Committee considers and discusses director diversity, among other factors, with a view toward the needs of their Board of Directors as a whole. The Nominating Committees generally conceptualize diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill, and other qualities that contribute to their Boards of Directors, when identifying and recommending director nominees. Each Company’s Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves their Company’s needs and the interests of their Company’s stockholders. During the fiscal year ended December 31, 2021, the Nominating Committee met two times for KABDC and two times for KDL.

Board of Director and Committee Meetings Held

During the fiscal year ended December 31, 2021, KABDC had eight meetings of its Board of Directors and KDL had three meetings of its Board of Directors. During the 2021 fiscal year, all of the directors of each Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. Neither Company currently has a policy with respect to board member attendance at annual meetings.

For each Company, please refer to “Corporate Governance” for a review of their Board’s leadership structure, role in risk oversight and other matters.

Information about Each Director’s Qualifications,
Experience, Attributes or Skills

The Board of each Company believes that each of its directors has the qualifications, experience, attributes, and skills (“Director Attributes”) appropriate to their continued service as directors of their Company in light of their Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Director Nominees and Directors.” Many of the directors have served as members of the board of other public companies, non-profit entities, or other organizations. Therefore, they have substantial boardroom experience and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Boards of the Companies will annually conduct a self-assessment wherein the effectiveness of each Company’s Board and individual directors is reviewed.

Because the Directors of the Companies are the same, the information pertaining to the directors’ Director Attributes is only listed once for each director.

Independent Directors

Mariel A. Joliet.    Ms. Joliet serves as Chairperson of our Board of Directors and Chairperson of our Nominating Committee. Ms. Joliet also serves as a director on the Board of Directors of ASGN, Incorporated (NYSE: ASGN) and is also a member of ASGN’s Audit and Compensation Committees. ASGN Incorporated is one of the foremost providers of IT and professional services in the technology, digital, creative, engineering and life sciences fields across commercial and government sectors. From 1998 to 2008, Ms. Joliet was employed by the Hilton Hotels Corporation, a publicly traded hotel company, as senior vice president and treasurer. During her time at the Hilton Hotels Corporation, Ms. Joliet participated in its sale to the Blackstone Group for $27 billion, one of the ten-largest leveraged buyouts in history at the time. As Treasurer, Ms. Joliet was responsible for capital markets and financial investment initiatives, including credit ratings, debt/equity issuances, interest rate risk management, cash management and foreign exchange. Prior to her employment with Hilton Hotels Corporation, Ms. Joliet worked for ten years as a coverage officer and corporate banker at Wachovia Bank and Corestates Bank, where she was responsible for client relationships and portfolio management. Ms. Joliet also served as an advisory board member for the Vision Center at Children’s Hospital Los Angeles, and a member of Know the Glow Foundation. She received a B.S. at the University of Scranton and earned an M.B.A. from Marywood University. Ms. Joliet has a strong background in financing, acquisitions, deal structuring, strategic planning, and operational integration. Ms. Joliet’s experiences as a corporate executive led our Nominating Committee to conclude that Ms. Joliet is qualified to serve as a director.

George E. Marucci, Jr.    Mr. Marucci is an accomplished finance executive and entrepreneur in various industries and fields. Mr. Marucci serves as the Lead Valuation Director on our Audit Committee. Mr. Marucci currently serves as a marketing consultant for BMW North America, chair of a leading automotive family office in Baltimore and golf commentator for NBC Sports. Previously, Mr. Marucci was the co-owner, president and acting chief financial officer for Pennmark Automotive Enterprises, a luxury automobile dealership which employed 450 employees and generated $300 million in annual sales. Previously, Mr. Marucci was the co-owner and president of Pennmark Real Estate Investment Group, which specialized in commercial real estate and development, including the development and operation of 50 Walmart retail centers. Prior to owning and operating these companies, Mr. Marucci served as an investment advisor and stockbroker at White Weld and Co. and Merrill Lynch. In those roles, Mr. Marucci was responsible for institutional sales and client development. Mr. Marucci began his career with a family-based accounting firm, Marucci, Ortals and Co. Mr. Marucci received a B.A. in Accounting in 1974 from The University of Maryland. Mr. Marucci’s diverse experiences in real estate, investment advisory and marketing consultant roles led our Nominating Committee to conclude that Mr. Marucci is qualified to serve as a director.

Susan C. Schnabel.    Ms. Schnabel serves as Chairperson of our Audit Committee of our Board of Directors. Ms. Schnabel is the co-founder and managing partner of aPriori Capital Partners, an independent leveraged buyout fund advisor. aPriori Capital Partners was created in connection with the spin-off of DLJ Merchant Banking Partners from Credit Suisse in 2014. Prior to forming aPriori Capital, Ms. Schnabel worked at Credit Suisse from 1998 to 2014 where she served as a managing director in the Asset Management Division and co-head of DLJ Merchant Banking. Ms. Schnabel formerly served on the boards of numerous public companies, including Neiman Marcus, STR Holdings, Rockwood Holdings Inc., and Shoppers Drug Mart. She also serves on the Board of Trustees of Cornell University, the California Institute of Technology — Investment Committee, and the US Olympic and Paralympic Foundation Board of Directors. Ms. Schnabel earned a Bachelor of Science in Chemical Engineering from Cornell University and an M.B.A. from Harvard Business School. Ms. Schnabel’s experience as an investment banker, private equity investor and a corporate director led our Nominating Committee to conclude that Ms. Schnabel is qualified to serve as a director.

Interested Directors

Albert (Al) Rabil III.    Mr. Rabil is the Chief Executive Officer of KACALP and Kayne Anderson Real Estate. Mr. Rabil oversees the strategic initiatives, operations and asset management across Kayne’s investment platforms. In 2007, Mr. Rabil co-founded Kayne Anderson’s real estate private equity platform (KA Real Estate) and continues to serve as KA Real Estate’s CEO, setting strategic direction, overseeing overall investment activities, and leading fundraising for all KA Real Estate investments. KACALP currently manages over $30 billion (as of December 31, 2021) in assets across its platform which includes real estate, renewable and energy infrastructure, energy, credit, and growth capital sectors. Immediately prior to co-founding KA Real Estate, Mr. Rabil founded and was a principal of two real estate investment firms, RAMZ, LLC and Rabil Properties, LLC, where he developed and acquired a portfolio of more than $250 million of off-campus student housing properties. This was preceded by an almost ten-year stint at UBS where Mr. Rabil served as a Managing Director and Head of Real Estate Banking for the Americas and Europe. During his tenure there he played a key role in making UBS a market leader in both syndicated debt and large loan CMBS, consummating more than $25 billion in transactions. Mr. Rabil began his career in the Real Estate Finance Group of the Bankers Trust Company. Mr. Rabil earned a B.A. cum laude from Yale University in 1985 and an M.B.A. in Finance from Columbia University in 1988.

Terrence J. Quinn.    Mr. Quinn is our Vice Chairman. Mr. Quinn is the vice chairman for Kayne Anderson and is responsible for managing our new business opportunities and select client relations. He oversees the private credit group and serves on the firm’s Credit, Real Estate and Growth Private Equity Investment Committees. Mr. Quinn was a founding member of the Board of KYN and the Board of Kayne Anderson Energy Total Return Fund, Inc. Prior to joining Kayne Anderson in 2006, Mr. Quinn was a founding partner of a merchant banking firm specializing in private equity and advisory services. He was president and chief executive officer of five operating companies and member of the executive committee of a leading regional bank. Mr. Quinn was manager of pensions and investments for the 3M Company and founding chief executive officer of a leading mezzanine fund group. Mr. Quinn has served on the boards of directors of several public and private firms. Mr. Quinn earned a B.A. in Economics in 1973 and an M.B.A. from the University of Minnesota in 1974. Mr. Quinn’s experience as an executive officer of various banking companies led our Nominating Committee to conclude that Mr. Quinn is qualified to serve as a director of KABDC.

Required Vote

With respect to both KABDC and KDL, the re-election of Mr. Marucci to the KDL Board and Messrs. Marucci and Quinn to the KABDC Board, as directors under this proposal, requires the affirmative vote of the holders of a majority of the Company’s Common Stock outstanding as of the Record Date. For purposes of this proposal, each share of Common Stock is entitled to one vote. Abstentions, if any, will have the same effect as votes against the election of the nominees, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTIONS OF THE NOMINEE TO THEIR RESPECTIVE BOARDS.

Proposal Two
Ratification of Selection of Independent Registered
Public Accounting Firm

The Audit Committees and the Boards of Directors of each Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Companies for the fiscal year ending December 31, 2022, and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of the Companies since inception and has informed the Companies that it has no direct or indirect material financial interest in either Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will not be available at the Annual Meeting.

The Audit Committees of each Company will meet periodically with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of each Company and the results of their examination.

Independent Accounting Fees and Policies

Audit and Other Fees

The following table sets forth the approximate amounts of the aggregate fees billed to the Companies for the fiscal year ended December 31, 2021 and 2020, respectively by PricewaterhouseCoopers LLP:

	Kayne anderson bdc, inc.		kayne dl 2021, Inc.
	2020	2021	2020	2021
Audit Fees(1)	$72,000	$324,250	—	$177,250
Audit-Related Fees(2)	—	—	—	—
Tax Fees(3)	—	—	—	—
All Other Fees	—	—	—	—
Total	$72,000	$324,250	—	$177,250

____________

(1)      For professional services rendered with respect to the audit of each Company’s annual financial statements and the quarterly review of each Company’s financial statements (as applicable). For 2021 for KDL, this also included the audit of the March 31, 2021 seed financial statements in the Company’s Form 10-G/A.

(2)      For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of each Company’s annual financial statements not included in “Audit Fees” above.

(3)      For professional services for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of each Company reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for each Company and for permitted non-audit services for each Company’s investment adviser and any affiliates thereof that provide services to each Company if such non-audit services have a direct impact on the operations or financial reporting of each Company. All of the audit and non-audit services described above, for which fees were incurred by the Companies for the fiscal year ended December 31, 2021, were pre-approved by each Company’s Audit Committee, in accordance with its pre-approval policy.

joint Audit Committee Report

The Audit Committee of the Board of Directors (the “Board”) of each of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc. (each, a “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Company reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Company meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee of each Company also selects, retains and evaluates and may replace the Company’s independent auditors and determine their compensation, subject to ratification of the Board, if required. The Audit Committee of each Company is currently composed of three directors. The Audit Committee of each Company operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available upon request.

The Audit Committee of each Company, in discharging its duties, has met with, and held discussions with management and the Company’s independent auditors. The Audit Committee of each Company has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that each Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee of each Company has received the written disclosures and the letter from each Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee of the Company concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of each Company, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

The Audit Committees have pre-approved, consistent with its pre-approval policy, the permitted audit, audit-related, tax, and non-audit services to be provided by PwC, the Companies’ independent registered public accounting firm, in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committees for specific pre-approval in accordance with its pre-approval policy, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committees. The Audit Committees do not delegate their responsibilities to pre-approve services performed by PwC to management.

Based on the reviews and discussions referred to above, the Audit Committees recommended to their Boards that the financial statements as of and for the fiscal year ended December 31, 2021, be included in the Companies’ annual reports on Form 10-K for 2021, for filing with the Securities and Exchange Commission.

Audit Committees Members:

Mariel A. Joliet
George E. Marucci, Jr.

Susan C. Schnabel

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

With respect to both KABDC and KDL, the approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock outstanding as of the Record Date.

For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS EACH COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with the Companies, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s offices is 811 Main Street, 14th Floor, Houston, TX 77002. Since the executive officers of the Companies are the same and occupy the same positions, this table is only provided once for both Companies.

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer During Past Five Years
Terrence J. Quinn (born 1951)		See information on page 5.
James C. Baker, Jr. (born 1972)	Chief Executive Officer since June 2021 and prior to June 2021, President, served since inception.

Partner and Senior Managing Director of Kayne Anderson since February 2008. Co-Managing Partner of KA Fund Advisors, LLC (“KAFA”) since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KYN and KMF since June 2019. President of KYN and KMF since June 2016. Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016.

Current:

•   KACALP (privately held investment management firm)

•   Expression Therapeutics (biotechnology company)

•   Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN)

•   Kayne Anderson NextGen Energy & Infrastructure, Inc. (NYSE: KMF)

Prior:

•   Kayne Anderson Energy Development Company

•   K-Sea Transportation Partners L.P. (shipping MLP)

•   Petris Technology, Inc. (data management for energy companies)

•   ProPetro Services, Inc. (oilfield services)

Douglas L. Goodwillie (born 1975)	Co-Chief Investment Officer. Served since inception.

Managing partner and co-head of Kayne Anderson’s private credit group since 2011. Prior to joining Kayne Anderson, director at LBC Capital partners and rotational member of LBC’s Investment Committee. Prior to LBC, operating director at Arsenal Capital Partners.

Current: • KACALP (privately held investment management firm)

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer During Past Five Years
Terry A. Hart (born 1969)	Chief Financial Officer. Served since inception.

Senior Managing Director of Kayne Anderson since January 2020. Managing Director of Kayne Anderson from December 2005 to January 2020. Chief Operating Officer of KYN and KMF since April 2022. Chief Financial Officer of KYN from December 2005 to March 2022 and of KMF from August 2010 to March 2022. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.

Current: • The Source (not-for-profit organization) Prior: • Kayne Anderson Energy Development Company
Kenneth B. Leonard (born 1963)	Co-Chief Investment Officer. Served since inception.

Managing partner and co-head of Kayne Anderson’s private credit group since 2011. Prior to joining Kayne Anderson, co-founder of Dymas Capital Management with Cerberus Capital Management. Senior vice president in the Merchant Banking Syndications Team at GE Capital from 2001 to 2002.

None
Michael J. O’Neil (born 1983)	Secretary and Chief Compliance Officer since July 2021. Chief Compliance Officer since inception.

Chief Compliance Officer of Kayne Anderson since March 2012 and of KYN and KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.

Current: • Worchester Academy (not-for-profit organization)
John B. Riley (born 1974)	Vice President. Served since inception.	Controller of Kayne Anderson since October 2006.	None

Compensation Discussion and Analysis

Pursuant to investment management agreements between KABDC and the KABDC Advisor and KDL and the KDL Advisor, the Advisors are responsible for supervising the investments and reinvestments of the Company’s assets. For the avoidance of doubt, every instance herein in which the proxy statement refers to the Advisor, the Advisors, or the Companies’ Advisors refers to KABDC’s relationship with the KABDC Advisor and KDL’s relationship with the KDL Advisor; no investment advisory agreement or relationship exists with respect to the KABDC Advisor and KDL, nor between KDL Advisor and KABDC.

The Advisors, at their own expense, maintain staff and employ personnel as they determine is necessary to perform their obligations under the investment management agreement. Each Company pays various management fees to their Advisor for the advisory and other services performed by their Advisor under the investment management agreement.

The executive officers who manage each Company’s regular business are employees of the Advisors or their affiliates. Neither Company’s executive officers receive direct compensation from the Companies. Compensation paid for services relating to financial reporting and compliance functions are paid by the Advisors. Accordingly, each Company does not directly pay salaries, bonuses or other compensation to its executive officers but instead indirectly bears such cost. Neither Company has employment agreements with its executive officers. Neither Company provides pension or retirement benefits, perquisites, or other personal benefits to its executive officers. The Companies do not maintain compensation plans under which their equity securities are authorized for issuance. Neither Company has arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Companies.

The investment management agreement for each Company does not require their Advisor to dedicate specific personnel to fulfilling its obligation to each Company under their investment management agreement, or require personnel of the Advisors to dedicate a specific amount of time to the management of either Company. In their capacities as executive officers or employees of the Advisors or their affiliates, they devote such portion of their time to each Company’s affairs as required for the performance of the Advisor’s duties under the investment management agreement.

The executive officers of both Companies are compensated by the Advisors or their affiliates. Each of the Companies understands that their Advisor takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Companies, certain of the executive officers receive compensation for services performed for various investment funds of the Advisors or their affiliates.

Investment Advisers

Both Companies’ investment activities are managed by the Advisors, each an investment advisor that is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), under separate investment advisory agreements between each Company and its Advisor (each, an “Investment Advisory Agreement” and collectively the “Investment Advisory Agreements”). The Companies’ Advisors are responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating, and structuring investments and monitoring investments and portfolio companies on an ongoing basis. While neither Company has any employees, the Advisors and their affiliates have a team of approximately35 investment professionals who are primarily focused on private credit investments and liquid credit investments. The investment team is supported by a team of finance, legal, compliance, operations, and administrative professionals.

On February 5, 2021, Kayne Anderson BDC, Inc. entered into an Investment Advisory Agreement with the KABDC Advisor. Pursuant to the Investment Advisory Agreement with the KABDC Advisor, KABDC pays the KABDC Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The Advisor may, from time-to-time, grant waivers on our obligations, including waivers of the base management fee and/or incentive fee, under the Investment Advisory Agreement.

On December 16, 2021, Kayne DL 2021, Inc. entered into an Investment Advisory Agreement with the KDL Advisor. Pursuant to the Investment Advisory Agreement with the KDL Advisor, KDL pays the KDL Advisor a fee for investment advisory and management services. KDL does not pay an incentive fee to the KDL Advisor. The Advisor may, from time-to-time, grant waivers on our obligations, including waivers of the management fee, under the Investment Advisory Agreement.

The Investment Advisory Agreements may be terminated by either party with 60 days’ written notice.

The Administrators

On February 5, 2021, Kayne Anderson BDC, Inc. entered into an Administration Agreement with the Advisor (the “BDC Administrator Agreement”), which serves as the Administrator and provides or oversees the performance of our required administrative services and professional services rendered by others, which includes (but not limited to), accounting, payment of our expenses, legal, compliance, operations, technology and investor relations, preparation and filing of our tax returns, and preparation of financial reports provided to our stockholders and filed with the SEC. On December 16, 2021, Kayne DL 2021, Inc. entered into an Administration Agreement with the Advisor (the “Kayne DL Administrator Agreement”) for the same purposes as noted above.Each Company reimburses the Administrator for its costs and expenses incurred in performing its obligations under the Administration Agreement. As we reimburse the Administrator for its expenses, we indirectly bear such cost. Each Company’s Administration Agreement may be terminated by either party with 60 days’ written notice.

Each Administrator engaged U.S. Bank Global Fund Services under a sub-administration agreement to assist each Administrator in performing certain of its administrative duties for each Company. Each Administrator may enter into additional sub-administration agreements with third parties to perform other administrative and professional services on behalf of each Administrator.

Security Ownership of Management and Certain Beneficial Owners

The following tables set forth the number of shares of each Company’s Common Stock as of April 18, 2022 beneficially owned by each Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Companies by such persons. As of April 18, 2022, four persons beneficially owned more than 5% of the KABDC’s outstanding Common Stock and three persons beneficially owned more than 5% of KDL’s outstanding Common Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Common Stock

	Kayne Anderson BDC, Inc.			Kayne DL 2021, Inc.
	Number of Shares		Percent of Class(1)	Number of Shares		Percent of Class
Interested Directors & Executive Officers
James C. Baker, Jr.	17,597		*	—		—%
Terry A. Hart	9,194		*	—		—%
Kenneth B. Leonard	21,423		*	—		—%
Michael J. O’Neil	2,538		*	—		—%
Albert (Al) Rabil III	209,338		*	—		—%
Terrence J. Quinn	12,853		*	—		—%
All Interested Directors & Executive Officers as a Group (6 persons)	272,943	(2)	1.2%	—	(2)	—%
	Kayne Anderson BDC, Inc.		Kayne DL 2021, Inc.
	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class
Name of Beneficial Owner of Common Stock
The Bank of New York Mellon, as Trustee for the Koch Companies Defined Benefit Master Trust 4111 East 37th Street North Wichita, KS 67220	5,650,538	24.1%	—	—%
State of Michigan Retirement System 2501 Coolidge Road, Suite 400 East Lansing, MI 48823	3,662,715	15.6%	—	—%
San Bernardino County Employees’ Retirement Association 348 West Hospitality Lane, Suite 100 San Bernardino, CA 92408	2,754,285	11.7%	—	—%
Buaite Againn, LLLP 7001 Preston Road, Suite 400 Dallas, TX 75205	1,744,426	7.4%	—	—%
State Street Bank and Trust Company, not personally but as Trustee for the UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account) 200 Walker Street Detroit, MI 48207	—	—%	4,266	49.6%
State Street Bank and Trust Company, not personally but as Trustee for the UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account) 200 Walker Street Detroit, MI 48207	—	—%	2,588	30.1%
State Street Bank and Trust Company, not personally but as Trustee for the UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account) 200 Walker Street Detroit, MI 48207	—	—%	1,660	19.3%

____________

*        Less than 1% of class.

(1)      Based on 23,474,784 shares outstanding for KABDC and 8,600 shares outstanding for KDL as of April 18, 2022.

(2)      For KABDC, does not include 667 shares of common stock held by Kayne Anderson. For KDL, does not include 86 shares of common stock held by Kayne Anderson. Certain executive officers have ownership interests in Kayne Anderson and its affiliates; however, such officers may not exercise voting or investment power with respect to shares held by these entities. The Company believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

The table below sets forth information about securities owned by the independent directors of both Companies and their respective immediate family members, as of December 31, 2021, in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company(1)	Title of Class	Dollar Range of Securities	Percent of Class
Susan C. Schnabel	Self	Kayne Anderson Energy Fund VII, L.P.	Partnership Units	$869,609	*
		Kayne Anderson Energy Fund VIII, L.P.	Partnership Units	$498,630	*

____________

*        Less than 1% of class.

(1)      KACALP may be deemed to “control” the Company by virtue of its role as the fund’s general partner.

Section 16(A) Beneficial Ownership Reporting Compliance

Based solely on each Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by each Company’s directors and officers, each Company believes that during the year ended December 31, 2021, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exceptions: For KABDC, a Form 4 relating to the sale of shares held by our former CEO. For KDL, the initial Form 3 filings for certain of our officers.

Corporate Governance

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board, including the duties performed for each Company pursuant to its investment advisory agreement. Among other things, the Boards set broad policies for their Company, approves the appointment of their Company’s investment adviser, administrator, and officers, and approves the engagement, and reviews the performance of their Company’s independent registered public accounting firm. The role of the Boards and of any individual director is one of oversight and not of management of the day-to-day affairs of their Company.

Each Board has three Independent Directors with one lead Independent Director. As part of each regular Board meeting, the Independent Directors meet separately from Kayne Anderson officers and Interested Directors and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. Each Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable each Board to exercise its oversight of their Company.

Under each Company’s Bylaws, the Boards may designate a Chairperson to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Neither Company has established a policy as to whether the Chairperson of each Board shall be an Independent Director and each believes that having the flexibility to designate its Chairperson and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Ms. Joliet serves as Chairperson of the Boards. While Ms. Joliet is the Chairperson of each Company’s Board, all of the Independent Directors play an active role in serving on the Boards. The Independent Directors constitute a majority of each Company’s Board and are closely involved in all material deliberations related to the Company. The Boards of the Companies believe that, with these practices, each Independent Director has a stake in the Boards’ actions and oversight role and accountability to the Companies and their stockholders.

Board Role in Risk Oversight

Each Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and each Board implements its risk oversight function both as a whole and through their Board committees. In the course of providing oversight, each Board and its committees receive reports on their Company’s activities, including those related to their Company’s investment portfolio and its financial accounting and reporting. Each Board also meets at least quarterly with their Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of each Audit Committee with their Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, each Board meets periodically with representatives of their Company and Kayne Anderson to receive reports regarding the management of their Company, including those related to certain investment and operational risks, and the Independent Directors of each Company are encouraged to communicate directly with senior management.

Each Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that each of their Board’s existing role in risk oversight is appropriate. Management of each Company believes that their Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect either Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Companies or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committees of each Company have not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend director nominees, each Nominating Committee considers and discusses director diversity, among other factors, with a view toward the needs of the Boards of Directors as a whole. Each Nominating Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill, and other qualities that contribute to the Boards of Directors, when identifying and recommending director nominees. Each Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with each Nominating Committee’s goal of creating Boards of Directors that best serves our needs and the interests of our stockholders.

Communications Between Stockholders and the Board of Directors

Stockholders of each Company may send communications to their Board of Directors. Communications should be addressed to the Secretary of the Companies at 811 Main Street, 14th Floor, Houston, TX 77002. The Secretary will forward any communications received directly to the appropriate Board.

Stockholder Proposals

Each Company expects that their 2023 annual meeting of stockholders will be held in June 2023. A Stockholder who intends to present a proposal at either annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Companies, c/o Kayne Anderson BDC, Inc., 811 Main Street, 14th Floor, Houston, TX 77002. Notices of intention to present proposals, including nomination of a director, at the 2023 Annual Meeting must be received by the applicable Company no later than 120 days, and no earlier than 90 days, prior to the anniversary of the previous year’s annual meeting. Accordingly, in order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2023 annual meeting, the Company must receive the proposal no later than March 18, 2023, and no earlier than February 16, 2023. The submission of a proposal does not guarantee its inclusion in the applicable Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. Both Companies reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Code of Ethics and Policies Regarding Transactions with Related Parties

The Companies, the Adviser and each Company’s respective, officers, directors, employees, agents, and affiliates may be subject to certain potential conflicts of interest in connection with the Companies’ activities and investments. For example, the terms of the Advisor’s management and incentive fees (if any) may create an incentive for the Advisor to approve and cause the Companies to make more speculative investments than it would otherwise make in the absence of such fee structure. In addition, the Advisor’s other funds and separate accounts may take positions in securities and/or issuers that are in a different part of the capital structure of an issuer or adverse to the Companies.

The members of the senior management and investment teams and the investment committee of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Companies, or of investment funds managed by the Advisor or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfilment of which may not be in either Company’s best interests or in the best interest of either Company’s stockholders.

Each Company’s investment objective may overlap with the investment objectives of such investment funds, accounts, or other investment vehicles. For example, Advisors concurrently manage accounts that are pursuing an investment strategy similar to the Companies’ strategies, and Companies may compete with these and other entities managed by affiliates of the Advisor for capital and investment opportunities. As a result, those individuals at the Advisor may face conflicts in the allocation of investment opportunities between the Companies and other investment funds or accounts advised by principals of, or affiliated with, the Advisor. The Advisor has agreed with each Company’s Board that, when the Companies are able to co-invest with other investment funds or accounts managed by the Advisor, allocations among the Companies and other investment funds or accounts will generally be made consistent with the 1940 Act. Each Company and Kayne Anderson have received an exemptive order from the SEC that permits the Companies to co-invest with affiliates of the Advisor, including private funds managed by the Adviser, if either Company’s Board determines that it would be advantageous for their Company to co-invest with other funds managed by the Advisor or its affiliates in a manner consistent with their Company’s investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors.

Each Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Copies of the code of ethics of the Companies may be obtained from the Companies free of charge by calling (877) 657-3863, or visiting the Companies’ website at www.kaynebdc.com.

The Companies have adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

ANNUAL AND QUARTERLY REPORTS

Copies of each Company’s Annual Report dated December 31, 2021, and Current Reports on Form 8-K are available upon request, without charge, by writing Kayne Anderson BDC, Inc., 811 Main Street, 14th Floor, Houston, TX 77002 or Kayne DL 2021, Inc., 811 Main Street, 14th Floor, Houston, TX 77002. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing, and assembling material in connection with this solicitation of proxies will be borne by the Companies. In addition to the use of the mail, proxies may be solicited personally by officers of the Companies or by regular employees of the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Companies for out-of-pocket expenses incurred in connection therewith.

Other Matters

Each Company’s Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

KAYNE ANDERSON 123456789012PROXY VOTING OPTIONSPROXY CARDSIGN, DATEAND VOTEON THE REVERSE SIDEYOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.PLEASE CAST YOUR PROXY VOTE TODAY!CONTROL NUMBERDRAFTSHAREHOLDER NAMEMAILING ADDRESSCITY, STATE ZIP1. MAIL your signed and voted proxy back in the postage paid envelope provided2. ONLINE at vote.proxyonline.com using your proxy control number found below3. By IVR when you call (888) 227-9349(toll-free) to reach an automated touchtone voting line4. By PHONE with a live operator when you call (866) 745-0272 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 123456789012 KAYNE ANDERSON BDC, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS — JUNE 16, 2022 The undersigned stockholder of Kayne Anderson BDC, Inc. (“KABDC”), a Delaware corporation, hereby appoints Terry A. Hart and Michael J. O’Neil, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2022 Annual Meeting of Stockholders of KABDC (the “Annual Meeting”) to be held on June 16, 2022 at 1:00 p.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 745-0272. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and most recent Annual Report are available on the internet at www.kaynebdc.com/proxyinformation.

KAYNE ANDERSON 123456789012PROXY VOTING OPTIONSPROXY CARDSIGN, DATEAND VOTEON THE REVERSE SIDEYOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.PLEASE CAST YOUR PROXY VOTE TODAY!CONTROL NUMBERDRAFTSHAREHOLDER NAMEMAILING ADDRESSCITY, STATE ZIP1. MAIL your signed and voted proxy back in the postage paid envelope provided2. ONLINE at vote.proxyonline.com using your proxy control number found below3. By IVR when you call (888) 227-9349(toll-free) to reach an automated touchtone voting line4. By PHONE with a live operator when you call (866) 745-0272 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 123456789012 KAYNE ANDERSON BDC, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS — JUNE 16, 2022 The undersigned stockholder of Kayne Anderson BDC, Inc. (“KABDC”), a Delaware corporation, hereby appoints Terry A. Hart and Michael J. O’Neil, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2022 Annual Meeting of Stockholders of KABDC (the “Annual Meeting”) to be held on June 16, 2022 at 1:00 p.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 745-0272. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and most recent Annual Report are available on the internet at www.kaynebdc.com/proxyinformation.

KAYNE ANDERSON 123456789012PROXY VOTING OPTIONSPROXY CARDSIGN, DATEAND VOTEON THE REVERSE SIDEYOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.PLEASE CAST YOUR PROXY VOTE TODAY!CONTROL NUMBERDRAFTSHAREHOLDER NAMEMAILING ADDRESSCITY, STATE ZIP1. MAIL your signed and voted proxy back in the postage paid envelope provided2. ONLINE at vote.proxyonline.com using your proxy control number found below3. By IVR when you call (888) 227-9349(toll-free) to reach an automated touchtone voting line4. By PHONE with a live operator when you call (866) 745-0272 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 123456789012 KAYNE ANDERSON BDC, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS — JUNE 16, 2022 The undersigned stockholder of Kayne Anderson BDC, Inc. (“KABDC”), a Delaware corporation, hereby appoints Terry A. Hart and Michael J. O’Neil, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2022 Annual Meeting of Stockholders of KABDC (the “Annual Meeting”) to be held on June 16, 2022 at 1:00 p.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 745-0272. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and most recent Annual Report are available on the internet at www.kaynebdc.com/proxyinformation.

KAYNE DL 2021, INC. PROXY CARD AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s). SIGNATURE DATE SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL. TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: PROPOSALS: FORAGAINSTABSTAIN 1.THE ELECTION OF ONE DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL A SUCCESSOR IS ELECTED AND QUALIFIED. 1A. GEORGE E. MARUCCI, JR. 2.THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KABDC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. THANK YOU FOR CASTING YOUR VOTE